                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------


                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                 June 1, 1997

                          SmarTalk TeleServices, Inc.
            (Exact name of registrant as specified in its charter)

                                  California
                   (State or jurisdiction of incorporation)

              0-21579                                95-4502740
      (Commission File Number)          (IRS Employer Identification No.)

   1640 South Sepulveda Boulevard, Suite 500, Los Angeles, CA          90025
              (Address of principal executive offices)               (Zip Code)

                                (310) 444-8800
                        (Registrant's Telephone Number)

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Item 7 of Form 8-K filed on June 12, 1997 is hereby amended in its entirety to read as follows:


Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Businesses Acquired

              GTI's audited and unaudited financial statements required by this Item 7(a) are filed as exhibit 99.2 and 99.3, respectively.


         (b)  Pro Forma Financial Information

              GTI's pro forma financial statements required by this Item 7(b) are filed as exhibit 99.4.

         (c)  Exhibits

                *2.1 Stock Purchase Agreement, dated as of May 31, 1997, by and among SmarTalk TeleServices, Inc., GTI Telecom, Inc., Waterton Investment Group I, LLC, and William R. Harger (without schedules)/1/.

                *4.1 Form of SmarTalk TeleServices, Inc. 10% Subordinated Note Due 2001.

                *4.2      Registration Rights Agreement.

                23.1      Consent of KPMG Peat Marwick LLP.

                23.2      Consent of Price Waterhouse LLP.

               *99.1 Press Release, dated June 2, 1997, of SmarTalk TeleServices, Inc.

                99.2      Audited Year End Financial Statements.

                99.3      Unaudited Interim Financial Statements.

                99.4      Pro Forma Financial Statements.

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*    Filed previously.

/1/ SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SMARTALK TELESERVICES, INC.
                                                (Registrant)


                                        By /s/ ERICH L. SPANGENBERG
                                          -----------------------------
                                          Erich L. Spangenberg
                                          President and Chief Operating
                                          Officer

Date:  August 15, 1997


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                                 EXHIBIT INDEX

Number            Subject Matter
------            --------------

  *2.1 Stock Purchase Agreement, dated as of May 31, 1997, by and among SmarTalk TeleServices, Inc., GTI Telecom, Inc., Waterton Investment Group I, LLC, and William R. Harger (without schedules)/1/.

  *4.1            Form of SmarTalk TeleServices, Inc. 10% Subordinated
                  Note Due 2001.

  *4.2            Registration Rights Agreement.

  23.1            Consent of KPMG Peat Marwick LLP.

  23.2            Consent of Price Waterhouse LLP.

 *99.1            Press Release, dated June 2, 1997, of SmarTalk
                  TeleServices, Inc.

  99.2            Audited Year End Financial Statements.

  99.3            Unaudited Interim Financial Statements.

  99.4            Pro Forma Financial Statements.

----------------
*    File previously.

/1/ SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                                       4